UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

 Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ACR Multi-Strategy Quality Return (MQR) Fund

Class A Shares

(Ticker Symbol: MQRAX)

Class I Shares

(Ticker Symbol: MQRIX)

ACR International Quality Return (IQR) Fund

Class A Shares

(Ticker Symbol: IQRAX)

Class I Shares

(Ticker Symbol: IQRIX)

ANNUAL REPORT

November 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at (855) 955-9552, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at (855) 955-9552 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust II’s Funds you hold directly or through your financial intermediary, as applicable.

ACR Funds

Each a series of Investment Managers Series Trust II

Table of Contents

Shareholder Letters	1
Fund Performance	29
Schedule of Investments	33
Statements of Assets and Liabilities	39
Statements of Operations	40
Statements of Changes in Net Assets	41
Financial Highlights	43
Notes to Financial Statements	47
Report of Independent Registered Public Accounting Firm	57
Supplemental Information	58
Expense Examples	66

This report and the financial statements contained herein are provided for the general information of the shareholders of the ACR Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.acr-investfunds.com

November 30, 2019

Dear Shareholders:

The ACR Alpine Capital Research investment team is pleased to present its fifth annual investment letter for the ACR Multi-Strategy Quality Return (MQR) Fund (“MQR” or “MQR Fund,” or “the Fund”).

Communication is one of ACR’s five core investment principles. Clear communication from an investment manager to its investors is essential for intelligent shareholder decision-making. Fund manager transparency regarding its principles and process is critical to fostering shareholder understanding and reducing the risk that shareholders sell their shares at inopportune times. ACR’s intent is to develop a unique group of well-informed shareholders who understand essential principles of investing and who remain committed to a long-term investment holding period. ACR is committed to transparent communication to help ensure that our shareholders understand the Fund’s positioning and base investment decisions upon logic rather than fear.

Our aim with this annual report is to provide you with the information you need to understand the performance and positioning of the MQR Fund. This report includes a summary and discussion of the Fund’s performance and its audited financial statements. In addition, ACR’s fund website, www.acr-investfunds.com, provides a wealth of information about the Fund and connects you to ACR’s firm website, which includes quarterly firm commentaries that explain our investment philosophy, view of market conditions, and investment strategies.

ACR understands that the trust and confidence of MQR Fund shareholders is contingent upon integrity between ACR’s words and actions and, ultimately, the MQR Fund’s investment results. The ACR investment team strives to earn and keep that trust and confidence, and we look forward to partnering with shareholders for many years of prosperity and intelligent decision-making.

8000 Maryland Avenue, Suite 700 | Saint Louis, M0 63105

t 314.932.7600 | f 314.932.1111 | 877.849.7733 | acr-invest.com

an alpine investment management, llc group

Management’s Discussion of Fund Performance

Total Fund Market Return	Fiscal Year Ended 11/30/2019	Inception To Date Return[1]
MQRAX with Maximum Sales Load[2]	-7.26%	1.06%
MQRAX at NAV	-1.64%	2.28%
MQRIX at NAV	-1.44%	2.47%
MSCI ACWI (Gross) Index	14.31%	8.39%
HFRI Equity Hedge (Total) Index	7.16%	4.20%

1.	Reflects fifty-nine months of performance, annualized, as fund was launched 12/31/2014.
2.	Reflects a deduction for the fund’s maximum front-end sales charge of 5.75%.
●	Per the current prospectus, gross and net expense ratios for the Class I Shares were 1.69% and 1.42% respectively and for the Class A Shares were 1.91% and 1.64% respectively.
●	The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 1.40% and 1.25% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until March 31, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 955-9552.

The MQR Fund’s performance in the trailing twelve months was disappointing as the weighted average price to value of the Fund’s holdings stayed constant and the Fund meaningfully underperformed its benchmarks. MQR’s underperformance was driven by idiosyncratic developments in a few positions, which was only partially offset by gains in MQR’s other holdings.

ACR’s primary objective as the steward of MQR Fund shareholder capital is to ensure that the quality of the Fund’s NAV is high. This means that the securities in the Fund have fundamental values that at a minimum support the Fund’s NAV. ACR does not attempt to protect against volatility in the market prices of our holdings relative to the market. Rather, the investment team focuses on purchasing the equity and credit instruments of companies that are supported by durable cash flows and are trading at a discount to our appraisal of fundamental value.

We cannot control price fluctuations over the short-term, but over the long-term believe that the trading price of a company’s stock will reflect its free cash flow per share growth.

Despite ACR’s disappointment with the Fund’s performance during the period, the Fund continues to trade at an attractive 0.74x price to value. The price to value statistic measures the discount at which our portfolio trades to intrinsic value, and its reciprocal, 1/0.74x, or 35%, is the amount by which these holdings would appreciate if the Fund’s holdings were all to immediately reach intrinsic value. Based on the differential between the prices of the Fund’s holdings and the prices of assets in markets generally (which is discussed at length below), the investment team is optimistic about the Fund’s return opportunities both relative to its benchmarks and in absolute terms in the periods to come.

Further, though MQR’s fiscal 2019 performance was weak, ACR’s investment team continues to believe that the Fund will achieve its performance objectives over a full market cycle. This belief is built upon strong foundations. Specifically, the Fund’s positions are discounted at a weighted average rate of approximately 9.5%, and these holdings trade at a material discount to this discount rate – the 0.74x price to value listed above.

The remainder of this letter will review the Fund’s objectives, portfolio positioning, top contributors and detractors, and market conditions.

MQR Objectives

The investment objectives of the MQR Fund are to preserve capital during periods of economic decline and provide above-average absolute and relative returns in the long run. “Long run” is defined as an investment performance period which includes a full economic cycle of expansion and contraction in output and equity market prices.

“Above-average absolute returns” means higher than a “fair” equity-like return (i.e., stock market returns over a full market cycle) commensurate with the risk of investing in equities in the long run. The term “absolute return” in no way implies there will be positive returns in any period other than in the “long run” as defined above. Market value fluctuations are expected to produce significant negative returns in certain short-term periods. Annual market returns are expected to be both positive and negative.

“Above-average relative returns” means returns higher than returns of an equity market benchmark in the long run. The equity market benchmark is the MSCI ACWI Index because it is a broad proxy for the world equity market.

To achieve each of these objectives, ACR seeks securities that (a) have reliable cash flows and (b) are priced at a discount to a conservative estimate of the present value of these cash flows. The investment team refrains from putting capital to work in a security unless the investment, at fundamental value, is expected to generate at least a 5–7% annualized return over inflation. We believe the discipline to purchase the security at a discount to our estimate of fundamental value should allow us to earn an excess return over this minimum hurdle. More importantly, the discount to fundamental value helps protect capital against permanent impairment and thereby increases the likelihood that the Fund meets its return hurdles.

Portfolio Positioning and Market Conditions

The high-priced market environment, which we have commented on since the inception of the Fund, became frothier during fiscal 2019. Overall, the Fund ended fiscal year 2019 with a 77% net long exposure versus 73% at fiscal year-end 2018. Modest net exposure was added in the period as ACR primarily added exposure to telecommunications companies and financials. Note that despite this modest increase in net exposures, the Fund has significant liquidity that can be put to work if, and when, market dislocations occur.

The MQR Fund is concentrated in a select number of opportunities with characteristics that the ACR investment team believes are substantially different than that of the market. In order to outperform, a manager must develop a portfolio of ideas that is differentiated from the market and be willing to underperform (as we have recently) for periods of time as the underlying characteristics of the manager’s holdings are recognized. ACR is excited about the makeup of its portfolio today relative to that of the market.

Top Contributors and Detractors

The Fund’s top contributors and detractors were each substantially driven by idiosyncratic factors during the period, with detractors having a more pronounced effect than contributors on balance.

Top Contributors

The Fund’s positions in Howden Joinery Group PLC, SPX Flow, Inc., and Plastic Omnium SA added approximately 144 basis points, 130 basis points and 89 basis points, respectively, to the Fund’s performance.

Howden Joinery Group PLC

Howden (“HWDN”), a maker of home architectural products such as kitchen cabinetry, performed solidly in fiscal 2019 as the company grew like for like sales in the low single digits range versus a UK market that appears to have reduced in overall volume. HWDN appears to continue to take market share. Besides the solid underlying performance in a difficult environment, the company’s share price appears to have been helped by increased Brexit related clarity toward the end of fiscal 2019.

SPX Flow Inc.

During fiscal 2019, SPX Flow, an industrial flow products company, announced the sale of its Power and Energy business to streamline focus on process application products in Food and Beverage and Industrial segments. ACR believes the market responded favorably to the potential for reduced cyclicality by "de-risking" the portfolio through decreasing exposure to energy markets. In addition, the exit creates a more attractive organic growth, gross margin and return on capital profile for the remaining business.

Plastic Omnium SA

Plastic Omnium, an auto parts firm, grew organically in the low single digits during fiscal 2019 vs. global auto production that was down mid-single digits. However, the company’s share price traded up and down on incremental news related to the US and China trade negotiations and European auto tariff rumors. The MQR Fund was able to opportunistically add during times of heighted pessimism and these purchases helped overall performance as the share price rebounded toward the end of fiscal 2019.

Top Detractors

Offsetting the above positive performance was negative performance by the Fund’s investments in Elk Corporation preferred shares, Burford Capital, and Tenneco which detracted 365 basis points, 172 basis points and 164 basis points.

Elk Petroleum, Inc.

Elk Petroleum, Inc. (“EPI”), an enhanced oil and gas producer, filed for Chapter 11 bankruptcy on May 22, 2019 in Delaware. The Fund owned $3 million of preferred shares originally issued at par to finance the purchase of Aneth, a producing enhanced oil recovery (“EOR”) asset acquisition from Resolute Energy for $165 million. Aneth was acquired for approximately 0.8x the present value of its future cash flow at a 10% discount rate (“PV10”). Enhanced oil recovery is a petroleum engineering process by which water and CO2 flooding are used to get the 60-70% of remaining oil reserves from conventionally drilled wells. Typically, there is no costly drilling and completion upfront capital expenditures on such assets.

EPI raised approximately $190 million with the preferred contributing $65 million in total along with additional debt of $100 million and a subsequent $25 million of incremental debt to finance wellbore expansion at Aneth. Operations and production at Aneth were on-track and going relatively well through late 2018.

However, EPI was also the parent and guarantor of Grieve LLC, an enhanced oil recovery joint venture between Elk Petroleum, Ltd. (“EPL” and EPI’s parent) and Denbury Resources. Unlike Aneth, Grieve was an enhanced oil recovery start-up project, one that had a slower than anticipated start to initial production compounded by serious fumbles by EPI management.

Near the end of 2018 Grieve’s PV10 was approximately $86 million, based on independent reserve reports by VSO Petroleum and WTI forward strip pricing (ASX announcement dated 24 December 2019), with approximately $60 million of debt, suggesting an equity cushion to EPI (and the preferred issued therein) of roughly $26 million. Notwithstanding this valuation, the slow start at Grieve meant there were insufficient cash flows to service the debt at Grieve. Grieve’s creditors pressed EPI to make equity cure payments to keep Grieve from defaulting on its debt covenants. Grieve’s slow ramp up and its creditors insistence on playing hard ball led EPI to attempt an out-of-court transaction to mitigate the risk of a Grieve bankruptcy.

Fearing an attempt by Grieve’s creditors to collect on the guarantee from EPI, the largest preferred holder sought to exchange its preferred shares for structurally senior debt down at Aneth. Simultaneously, EPI’s largest preferred holder also purchased a majority position in Aneth’s secured loan. While the exchange was publicly offered to the Fund (and two other minority preferred holders), all three minority preferred holders were not permitted to complete the exchange. Ultimately, after the majority preferred shareholder had completed its exchange, Aneth also filed for bankruptcy and a court-supervised auction was held for its assets. No bidders participated and the majority preferred shareholder was able to foreclose on the Aneth assets for the value of the secured loans it purchased from the initial secured lender in order to control the process throughout the bankruptcy case.

The Fund and the two other minority preferred holders initially sued the company, its directors and the majority preferred shareholder in Delaware Chancery court (state court) on May 10, 2019 anticipating that the majority preferred shareholder was attempting to better itself at the Fund’s expense. Once the bankruptcy case commenced, the Fund and the other two minority holders were appointed as an Official Committee of Equity Holders by the United States Trustee in the Department of Justice.

While certain aspects of the case remain ongoing, the Fund pursued its rights under the law and as a result has settled with the majority preferred shareholder in exchange for its rights to royalty payments related to an Elk subsidiary that did not file for bankruptcy. In addition, the Fund and the minority shareholders retain rights to proceeds from director and officer liability insurance policies issued both at EPI and the parent EPL. Those amounts remain difficult to value at this time but may enhance the potential recovery on the Fund’s investment along with the royalty payments given up by the majority preferred holder. While the investment has been a major disappointment, we remain committed to obtaining the best possible return for Fund shareholders under the circumstances and will continue to vigorously pursue recoveries from the aforementioned insurance policies.

Burford Capital

Burford was on the receiving end of a short seller attack during fiscal 2019, and its share price subsequently dropped greater than 50%. Burford is in the litigation finance business, which means Burford pays the legal fees for corporate clients that want to initiate a lawsuit, and in exchange Burford gets a share of the ultimate awards if the corporation’s claim proves successful. The litigation finance industry is nascent but has grown strongly in recent years as legal expenses have continued to go up and corporations increasingly do not want to spend their own capital on bringing claims to court. There are numerous requirements to get into the litigation finance business. One needs to have access to a large pool of capital, have strong relationships with law firms and the general counsel office of large corporations to bring enough case volume, and have the financial strength and reputation to be selected as a capital provider. Success is then determined by the knowledge of the litigation finance company’s law team to select the cases that improve the odds of funding winning cases. A litigation finance company loses money if the case it funds loses and therefore staying disciplined to fund the right cases is vital. Additionally, the industry appears to have increased benefits to scale as the large “fixed cost” base of expensive legal employees must be overcome by a sufficiently large pool of capital on which to generate a return. Further, cases are not guaranteed to win and can drag on for many years and therefore it is very important for a litigation finance company to have a diversified portfolio of cases with a diversified range of vintages. Burford is arguably the largest global litigation finance company and hence benefits from reputational awareness, scale in assets to deploy, a skilled workforce and diversification across case type, case vintage and case geography.

The short seller attack on Burford, from our understanding, did not dispute the attractiveness of the litigation finance industry or Burford’s position within it. Instead the short seller report focused on what the short seller perceived as inappropriate treatment of certain investments (i.e., cases), and on the overall accounting treatment by Burford for its cases that could have the effect of inflating the returns of the business. The litigation finance industry is difficult to understand from a business model perspective, and the accounting treatment of the business is more complex still. This complexity provides opportunities for fundamental and research-intensive investment firms like ACR over the longer term but can lead to heightened volatility in the share price in the near term. We believe the market’s reaction to the short seller’s accusations is an example of this.

Our view of the Burford situation is more nuanced than the reaction the market gave. We disagree with several of the short seller’s accusations and believe that Burford did a respectable job of debunking these accusations during an investor call and subsequent publications. We do, however, agree with the short seller’s claim that the company’s accounting treatment inflates the returns of the business. However, this was not new news to us. Burford uses fair value accounting for its cases and while this is technically the appropriate accounting treatment under the International Financial Reporting Standards (IFRS), this accounting treatment does muddy the picture of attempting to understand the underlying profitability of the business. Burford knows this and therefore provides a lot of information for investors that is not required under the IFRS standards to allow investors to make calculations and form their own opinion on the underlying profitability of the business. Our valuation case was, and is, dependent on the incremental information the company provides, not on the IFRS published accounts with which the short seller appears to have taken significant issue. Hence, we can agree with the short seller on certain points and yet come to a different conclusion than the market.

Overall, we continue to hold our investment in Burford. Our view remains that Burford’s business is not as great as what its published financials make it out to be, but we knew this before the short seller’s report was made public. Further, our analysis continues to support that the business still generates solid returns on its portfolio of cases, that it has a solid position in its industry and that its industry is growing nicely and should continue to do so in the future.

Tenneco (“TEN”)

When ACR initiated its position in TEN in February 2018, the company was a conservatively financed auto parts supplier with significant exposure to catalytic converters and filters that reduce environmentally harmful emissions from internal combustion engines (“ICEs”), as well as a purveyor of shocks, struts and other devices that reduce noise, vibration and harshness of the ride experience when a car is driven. The stock was trading at less than 6x ACR’s estimate of free cash flow, driven by the market’s fear that TEN’s businesses would shrink as battery electric vehicles became more prevalent. ACR agreed with the market’s view, but our research found that the adoption rate of electric vehicles was such that TEN would likely generate multiples of its enterprise value in free cash flow before falling into decline. Up to the point of our purchase, TEN’s management appeared to agree with ACR’s thesis as it had been repurchasing shares rapidly while maintaining leverage at the low end of its guided range of 1.0 – 1.5x Net Debt / EBITDA.

Unfortunately, in April 2018, TEN announced that it was acquiring another auto parts supplier, Federal Mogul. The transaction was terrible from a legacy TEN shareholder perspective as the transaction valued Federal Mogul at a lofty 8x EV/EBITDA (including Federal Mogul’s pension obligations) versus TEN’s 4.4x EV/EBITDA multiple at the time. However, the story got worse: the deal was funded via debt and stock that brought the pro-forma company’s Net Debt / EBITDA to over 3x (from 1x) and caused TEN to issue its exceptionally cheap stock. As a final insult, the company announced that following the consummation of the transaction, TEN would split into two businesses giving shareholders the choice of owning a collection of businesses tied to internal combustion engines, and another with exposures to ride performance and aftermarket businesses with less exposure to ICEs. The result of this announcement was to further limit the number of natural buyers of TEN stock, as very few would be willing to do the work to own the combined company for a short period of time only to end up with two companies with very different long term characteristics just months later.

Despite this announced transaction, ACR opted to hold its shares, as following the deal’s announcement, TEN’s shares declined and ACR’s estimate of intrinsic value of TEN was still materially above its market price. ACR understood TEN’s businesses and believed that there would be a better opportunity to monetize its position as the company delevered and eventually split into two companies. ACR knew that it faced the risk of a downturn in auto production in holding TEN’s shares, but our research showed that we were being paid to accept this risk.

Unfortunately, in 2019, two negative events occurred, one of which was unforeseeable.

First, unforeseeably, TEN announced that in closing the combined companies’ books for the first time, TEN identified a difference in the way that certain costs were accounted for between TEN and Federal Mogul in the goods each produced. TEN conservatively (and appropriately) expensed certain overhead costs for the production of its goods, while Federal Mogul was capitalizing these same expenses. The net result of this is that Federal Mogul’s profitability was lower than TEN believed it to be when analyzing the acquisition. Thus, while the company would still see the synergies that it initially anticipated, those synergies would be realized off a lower base of profitability at Federal Mogul.

Secondarily, TEN saw modest decline in auto production – particularly in its most profitable segment China – that forced the company to reduce guidance throughout the year. This reduced guidance had the added effect of forcing the company to push out the date at which it would split back into two companies, thereby continuing a structure that would make it unlikely for new investors to step into the breach to analyze the company.

Each of these items had the effect of reducing TEN’s share price in 2019.

Currently, ACR’s research indicates that TEN is trading at a fraction of its intrinsic value with its current EV/EBITDA multiple around 4.5x, but with enterprise value being made up of 75% debt and 25% equity, versus the opposite prior to the Federal Mogul acquisition. ACR recently sold out of its position in TEN in order to minimize realized taxable gains for fund shareholders in calendar 2019 but is considering reentering the position in a controlled size given the company’s exceptionally low valuation.

Equities

ACR’s disciplined investment process ensures that we normalize profits for economic cycles. ACR attempts to be prudent in not paying too much for earnings that are past mid-cycle or foregoing possible opportunities by assuming that depressed economics in a certain sector will continue forever, if history suggests profit normalization typically occurs.

In recent periods, ACR has generally found that profits across most industries are past mid-cycle, and the investment team has therefore been normalizing our estimates of future profits down in many cases.

One broad measure of normalized earnings to market price is Robert Shiller’s Cyclically Adjusted Price to Earnings Ratio (“CAPE Ratio” or “CAPE”). Shiller’s CAPE Ratio sums the earnings per share of the S&P 500’s constituent members for the last decade, inflation adjusts these figures, and then divides this figure by ten. The market index level is then divided by this cyclically adjusted earnings number. The result is that the CAPE Ratio adjusts for the cyclicality in corporate profits by not just dividing the market level by last year’s earnings but rather by a ten-year period, which is a rough proxy for corporate profitability over a market cycle.

Exhibit 1: Robert Shiller’s Cyclically Adjusted Price to Earnings Ratio

S&P 500 Historical Price-to-Earnings Ratio (1/1926–11/2019)

As can be seen above, the CAPE Ratio is at 29.9x, which is approximately 60% above its long-term average of 18.2x. Given this ratio, we believe that the S&P 500 valuation level is discounting low-mid single digit annualized investment returns on a going-forward basis. This annualized return stands in contrast to our more conservative cost of equity capital estimate for the S&P 500 constituents of approximately 9–10%. Thus, we believe that, at current market levels, investors are buying a very long duration asset at prices that are 4–5% per annum above a statistically sound assessment of fundamental value. Consistent with Shiller’s P/E, ACR’s research indicates that the S&P 500, as a whole, appears to be substantially overvalued.

We use the CAPE ratio on the S&P 500 to illustrate the high level of U.S. stock prices, but the MQR strategy can invest globally, and here too, for nuanced reasons, the team finds that stocks generally are very expensive.

Exhibit 2: Current Estimated P/Es by Market

The developed Europe valuation level appears much more favorable than the U.S. level, but we believe this is mostly a mirage. Once you decompose the U.S. and EU equity indices (charts are with as reported data as of 9/30/19), it becomes apparent that the valuation differences are mostly driven by differences in the composition of the indices. The main valuation difference between the two regions appears to be driven by the U.S. market’s larger weight in the information technology sector and the EU’s lower PE in the consumer discretionary sector due to the overweight in the EU from auto and auto part supplier companies that are trading at very low PE multiples. Comparing companies in the U.S. or EU in similar businesses (for instance Nestle in the EU vs. Procter & Gamble in the U.S., or Ford in the U.S. vs. Volkswagen in the EU or Boeing in the U.S. vs. Airbus in the EU) shows very little valuation differences.

Exhibit 3: GICS Sector Weights and P/E Ratios by Sector

Emerging markets (EM) could potentially provide more opportunities, but we do not anticipate ramping exposure here dramatically anytime soon as many EM countries and companies do not pass our quality demands in regard to rule of law, shareholder protection, management and investor alignment, competitive positioning and capital allocation.

Overall, our research continues to indicate that equity prices are high globally, which warrants exceptional caution and selectivity when choosing equity investments.

Credit

ACR views credit in the same manner as we do equities – there is an absolute, historically driven level of return an investor should expect for the risk taken and that risk will vary depending on the quality of a company’s normalized earnings.

Since mid-2017, we have had the view that we were in the late innings of the profit cycle and that it was more likely than not that a dislocation was coming. We have pointed to tighter spreads, higher leverage, and an overall deterioration in the credit quality of corporate balance sheets – mainly due to companies using abundant cheap borrowing rates to lever up to buy back stock – as signs of excess. At the end of December 2018, it looked like the dislocation might happen as both equities and credit saw negative performance/widening spreads.

But it was short lived. 2019 brought a rally in investment grade and high yield credit – both returned over 14% for the year. Within investment grade, BBBs returned over 15.5% as fears about lower quality, over-levered investment grade companies receded along with a substantial rally in US treasuries after the Fed reversed its course on interest rates. Higher quality A-rated investment grade bonds had a 13% return. Within high yield, BBs and Bs returned 14.5% while CCCs lagged with a return of 10.7%. Even beleaguered high yield energy managed a 6% return1.

Today the high yield option-adjusted-spread (“OAS”), as measured by the ICE BofA US High Yield Index, sits at 360bps, roughly 30bps from this cycle’s tightest set in September of 2018. 10 year treasury rates are roughly 1.8%. The average yield-to-worst HY bond is 5.4%, near an all-time historical low going back to 1996. If we had a garden variety recession with mild high yield defaults of 8% per annum for 18-24 months, we would see negative returns for high yield credit for two years running as the absolute level of average coupon leaves too little carry to compensate holders for the risk of permanent capital impairment on some portion of their holdings.

As we spoke earlier in this letter about normalizing profits for equity prices, when we look at the quality of companies’ earnings today, we don’t see a strong argument for de-leveraging or improving credit metrics. The Fund has had an underweighting to credit for this reason. We expect to see more opportunities down the road when prices adjust to reflect what we think are reasonable rates of return. When the inevitable dislocation comes, as it did in 2002 and 2008, ‘relative value’ is of no help to credit investors, behavioral biases seep in and suddenly no one can believe they ever paid such a price for a given security. We expect there will be great opportunities then and we expect to be buyers.

[1]	Morgan Stanley, “US Credit Strategy: 2019 Performance Recap”, 1/6/20.

Conclusion

MQR’s performance in the just completed fiscal year was disappointing from an intrinsic value and market price growth perspective. However, the investment team believes that the Fund is currently well positioned with a highly selective group of investment opportunities that ACR’s research indicates trade at an appreciable discount to fair value.

At the same time, market prices are high, and the Fund currently maintains significant liquidity to take advantage of opportunities as market prices oscillate.

The investment team is confident that the MQR Fund is well positioned to generate attractive returns in future periods.

Thank you for your continued trust,

The ACR Investment Team

Appendix: ACR’s Investment Principles

Investment Principles

Intrinsic value and risk is our focus when evaluating investments

Intrinsic (or fundamental) value is the cash generated by an enterprise or asset over its useful life. Intrinsic value is earned in the future as dividends, interest, and principal are paid or as retained earnings are successfully reinvested.

Risk is the likelihood and potential magnitude of a permanent decline in the earning power or asset value of an enterprise, or the payment of a market price at purchase which is higher than intrinsic value. Our objective is to mitigate risk through integrity with our investment principles and investment process excellence.

When buying, we never confuse intrinsic value with market price. Market price is what we pay. Intrinsic value is what we get. Market price may be found quoted daily from news services or ascertained from past transaction records. Intrinsic value is determined by enterprise cash flows.

Market price, it follows, is not a barometer we would use to evaluate corporate performance. Our evaluation of corporate performance is based on items such as income, assets, and return on capital. We view the price of a security simply as a record of what others – well informed or not – were willing to pay for it at various times in the past.

Intrinsic value is such a critical concept because it is the only reference point for what an investment is actually worth, and therefore, whether or not the market price is fair, high, or low. Two facts support this view. First, the theoretical point that an investment is worth the present value of its future cash flows is self-evident and undisputed. Second, new era theories that have driven market prices to speculative levels in the short run have always succumbed to intrinsic value in the long run.

We insist on quality with a margin of safety

The quality of a security is defined by the reliability of the cash flows or assets which comprise its intrinsic value. The quality of an investment is defined by the price paid for the intrinsic value received.

A quantifiable margin of safety is the hallmark of a quality investment. For higher rated fixed income investments, an issuer’s available resources must be significantly greater than the interest and principal due the investor. For lower rated fixed income investments selling below their principal value, the assets backing an issue must be significantly greater than its price. For equity investments, the intrinsic value of a company must be significantly greater than its price. For other types of investments and as a general rule, the probability of achieving a return commensurate with the risk taken must be very high.

We only invest in what we understand

True understanding is built upon high probability statements about security values. It requires a dogged determination to get to the bottom of things and an equally dogged honesty about whether or not we did.

Understanding is also relative. Achieving better-than-average returns requires understanding security values better-than-average. The problem is most investment managers believe they are better-than-average.

Competence and honesty are the keys to assuring that we are not fooling ourselves. Competence means that we are capable of estimating security values and returns for both our portfolios and the markets in which we participate. Honesty means that we are candid about our relative return advantage or lack thereof, and only commit capital when we have an advantage.

Diversification and concentration are balanced with knowledge

Proper diversification is paramount to quality at the portfolio level. Proper diversification is achieved when the overall portfolio return is protected from unexpected adverse results in individual holdings, industries, countries, or other risk factors.

Proper concentration can be risk reducing as well as value enhancing. Concentration refers to making greater commitments to more attractive investments. The greater the difference between intrinsic value and market price, the more robust our knowledge of an investment’s value, and the lower the risk of the investment, the more capital we are willing to concentrate in that investment.

Successfully executed, concentration has three benefits: (a) returns are enhanced by selecting investments with the highest probability of success, (b) risk is reduced by avoiding mediocre and poor commitments, and (c) knowledge is improved by concentrating the analytical effort.

A concentrated portfolio with fewer holdings is desirable when value-to-price, understanding, and quality are high. A low-cost, more widely diversified approach to a market is appropriate when there are no clear advantages in understanding, and therefore, in our ability to evaluate quality or estimate value-to-price.

Communication is essential for intelligent investor decision-making

One of the greatest risks investors face is selling low in a panic. Education and communication can greatly reduce this risk. We explain to investors the difference between intrinsic and market value and openly share the rationale behind our investment decision-making. We believe this significantly reduces the risk of investors selling at market bottoms or buying at market tops.

Communication is also important for evaluating an investment manager’s abilities. Luck, risk, and a bull market can make an incompetent manager look brilliant. Conversely, every brilliant manager will under-perform at some time, and usually this is the best time to invest with them. Investors must look beyond performance to evaluate manager competence. To aid current and prospective investors in this endeavor, we regularly discuss the strategy and holdings behind our performance, and candidly address both our successes and mistakes.

The views in this letter were as of November 30th  2019 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

November 30, 2019

Dear Shareholders:

The ACR Alpine Capital Research investment team is pleased to present our third annual investment report for the ACR International Quality Return (IQR) Fund (“IQR” or “IQR Fund” or “the Fund”) covering the period November 30, 2018 through November 30, 2019.

Communication is one of ACR’s core principles, and we firmly believe that clear communication is essential for intelligent shareholder decision-making. Without clear communication and an understanding of the Fund’s investment process, shareholders risk making suboptimal financial decisions. ACR seeks a shareholder base who remains committed to a long-term investment holding horizon and makes investment decisions based on logic and relevant facts rather than impulse or fear. A more stable shareholder base with a longer holding horizon allows the ACR investment team to appropriately execute the IQR Fund investment process.

Our aim with this annual report is to provide you the information you need to understand the performance and positioning of the IQR Fund. This report includes a summary and discussion of the Fund’s performance and its audited financial statements. In addition, our website, www.acr-investfunds.com, provides a wealth of information about the Fund and ACR. We would also encourage you to read ACR’s investment principles (attached as an appendix to this letter) as these underpin the IQR investment process.

We understand that your trust and confidence in ACR and the IQR Fund is contingent upon the integrity between ACR’s words and actions, and ultimately the IQR Fund’s investment results. The ACR investment team will strive to earn and keep that trust and confidence, and we look forward to partnering with shareholders for many years of prosperity and intelligent decision-making.

Sincerely,

Willem Schilpzand, CFA ®

Portfolio Manager

8000 Maryland Avenue, Suite 700 | Saint Louis, M0 63105

t 314.932.7600 | f 314.932.1111 | 877.849.7733 | acr-invest.com

an alpine investment management, llc group

Management’s Discussion of Fund’s Performance

The net performance of the Fund’s I Class shares for fiscal year 2019, from November 30, 2018 to November 30, 2019, was 5.2% vs. 11.2% for the Fund’s benchmark, the MSCI All Country World Index Ex-U.S. This letter will address the specific investments that contributed to the fiscal 2019 performance, but first we will reiterate the Fund’s objective, provide a macro overview of the global environment, present data on the overall valuation levels of the financial markets we participate in and provide clarity into the Fund’s positioning. We will end the shareholder letter with our conclusions.

IQR Fund Investment Objective

“The IQR Fund’s investment objective is to protect capital from permanent impairment while providing a return above the Fund’s cost of capital and the Fund’s benchmark over a full market cycle.”

Layout of the Fiscal 2019 Shareholder Letter

I.   Macro Overview

●	Growth appears to have been reasonable over the past years

●	Considering the global debt increases and interest rate decreases, growth has disappointed

●	Risks have increased over the past several years

II.  Global Valuations and Opportunity Set

●	Global valuation levels are high

●	International valuation differences with the U.S. are lower than commonly believed

●	Valuation levels do not reflect the tepid growth outlook and increasing macro risks

III. IQR Fund Positioning

●	Patient, selective and disciplined

●	Unique portfolio (similar/higher quality vs. market but at significantly lower valuation)

●	Significant dry powder to help protect the downside and make future investments

IV. 2019 Year in Review

●	Unique portfolio can lead to a wide short-term range of individual position performances

●	Investments in Burford Capital and Embraer

●	Short term price performance ≠ longer term investment expectation

V.  Conclusions

●	Continued optimism about obtaining investment objective

I.       Macro Overview

Global real GDP growth has been reasonable over the past years, and real GDP growth over the past eight years has been in line with the prior decade. At first glance this appears to be a good outcome until we realize that the prior decade included the negative growth during the Great Financial Crisis (GFC) in 2009, while the most recent eight-years have only seen smooth sailing.

Global growth over the past couple of years is even less impressive once we incorporate the continued growth in global debt balances. Deutsche Bank has noted that toward the end of 2019, the main 12 developed countries (U.S., Netherlands, Japan, Germany, France, UK, Italy, Australia, Canada, Spain, Switzerland and Sweden) have seen their share of debt to GDP increase to the highest level ever during a peacetime period. The below chart additionally highlights the explosion of debt in China over the past decade. What would global growth have been absent the support of ever-growing global debt balances and the incredible credit expansion in China?

Further, global economic uncertainty has hit new highs towards the end of 2019. Perhaps unsurprising to anyone who has been following the news, but the splintering of historically stable ruling parties, the proliferation of extreme right-wing and left-wing parties globally and a resurgence in populism do not bode well for future stability.

We, at ACR, are not doomsayers and are firm believers in the continued increase in future living standards globally, but we do not stick our head in the sand when thinking about the macro backdrop. We acknowledge that risks have increased. Trade tensions, increasing climate concerns, stagnating population growth in advanced economies, job risks from automation and advanced economy aging of the population and its impacts on state budgets are all problems that we anticipate will be addressed over time. However, addressing these urgent items becomes more difficult without sufficient monetary policy wiggle room (interest rates are already near historical lows), with low fiscal policy expansion opportunities (debt levels are already elevated) and with a globally fractured and combative political climate. We do not know what the future will hold, but we believe it is incumbent upon us to be prepared for a future with more volatility than the recent past.

II.       Global Valuations and Opportunity Set

Based on the macro backdrop one could plausibly expect that market equity prices would reflect the above concerns and provide investors with a satisfactory risk adjusted return. This, however, does not appear to be the case. Developed market valuations are high from a cyclically adjusted price to earnings (PE) ratio perspective. vs. the 18.3x1  cyclically adjusted median PE for the MSCI countries or the estimated 17.0x2  for the MSCI countries ex the U.S. market. We prefer to use the cyclically adjusted PE ratio versus the commonly used current PE ratio as the current ratio ignores that the business cycle is cyclical and can often inflate earnings, and hence deflate the PE ratio, during the latter stages of a bull market.

[1]	StarCapital Research publication dated January 2016 (“Predicting Stock Market Returns Using the Shiller CAPE”). Statistic noted is the median value from 1979 to 05/2015

[2]	The MSCI median CAPE since 1979 is 18.3x and the USA CAPE since 1979 is 19.6x. Since the USA has been approximately half of the MSCI index, arithmetic would state that the MSCI index ex the US would therefore be approximately 17.0x

The developed Europe valuation level appears much more favorable than the U.S. level, but we believe this is mostly a mirage. Once you decompose the U.S. and EU equity indices (charts are with “as reported” data as of 9/30/19), it becomes apparent that the valuation differences are mostly driven by differences in the composition of the indices. The main valuation difference between the two regions appears to be driven by the U.S. market’s larger weight in the information technology sector and the EU’s lower PE in the consumer discretionary sector due to the overweight in the EU from auto and auto part supplier companies that are trading at very low PE multiples. Comparing companies in the U.S. or EU in similar businesses (for instance Nestle in the EU vs. Procter & Gamble in the U.S., or Ford in the U.S. vs. Volkswagen in the EU or Boeing in the U.S. vs. Airbus in the EU) shows very little valuation differences.

Emerging markets (EM) could potentially provide more opportunities, but the IQR Fund by mandate is limited to a maximum of 35% exposure to emerging markets. We do not anticipate reaching this max exposure anytime soon as many EM countries and companies do not pass our quality demands in regard to rule of law, shareholder protection, management and investor alignment, competitive positioning and capital allocation.

Overall, our research continues to indicate that current international equity prices are high and do not compensate investors appropriately for the challenging fundamental and macro environment.

III.     IQR Fund Positioning

High levels of macro uncertainty, low levels of monetary and fiscal space to respond to a downturn and high equity prices argue for a greater emphasis on defense vs. offense. The IQR Fund ended fiscal 2019 with a cash balance of 27%. The IQR investment team does not like to hold cash and would much prefer to be fully invested, but this is a challenging environment in which to be fully invested and execute to our objective of not impairing capital. The IQR investment team will remain patient and disciplined, and we expect our shareholders to be rewarded by this positioning over a full market cycle. As a reminder, a full market cycle includes a period of expansion and contraction in economic output and equity market prices. Economic performance is cyclical, and equity price performance will invariably include up and down years. It is our belief that solely evaluating an investment manager’s performance in an up or down market runs the risk of adverse performance surprises when the eventual turn in the economy and/or in equity market prices occurs. ACR defines the equity market component of a full market cycle as a peak-to-peak period that includes a price decline of over 20% and a subsequent price increase above the previous peak.

We would like to draw your attention to several items that the below charts illustrate. Firstly, while the cash balance remains high at 27%, the cash balance has been gradually reduced over time as more individual investment opportunities have been uncovered. Secondly, the cash balance was reduced by approximately 15% (from 35% to 20%) during the market dislocation in December 2018. The IQR Fund can be opportunistic, and the investment team stands ready to deploy capital when new attractive investments are uncovered, or market volatility presents opportunities. Thirdly, the IQR Fund’s portfolio valuation remains very attractive (as measured by the Price to Value statistic). The IQR investment team’s research indicates that the current IQR equity portfolio is selling for 71 cents on the dollar, or in other words, should be valued approximately 41% higher [(1/0.71)-1] to be valued at “fair value”. Below we will discuss why it is possible to have an attractively valued portfolio (even though not yet fully invested) in an overall highly valued market.

One of ACR’s core principles is to balance diversification with concentration (remaining principles are in the appendix). We are of the firm belief that portfolio level diversification is vital to protect capital from potential impairment. No matter how attractive one company, one industry or one country might appear to be, it is imperative to guard against overconfidence, mistakes or pure bad luck and insulate the overall portfolio on the downside from single events. Hence, we diversify the IQR Fund across countries and industries. On the other hand, we are also firm believers in the downside protection benefit and upside potential benefit of appropriate concentration. Concentration can be risk reducing as the equity market is usually relatively efficient and an investment team can only have so many insights and hence finding a large group of attractively valued companies is difficult. Being able to sufficiently concentrate in a select group of quality and undervalued companies reduces the risk of overpaying for any one security and overpaying for the portfolio as a whole. The upside potential from concentration is more easily acknowledged as a specific number of insights can be reflected in a smaller group of securities and if the insights are indeed proven approximately accurate, then the portfolio should appreciate commensurately over time.

From a glance at the below charts it becomes apparent that the IQR investment team has found the most opportunities in the Cable and Satellite, Industrial Machinery, Auto Parts and Equipment, Building Products and Multi-line Insurance industries. Geographically, the opportunities appear concentrated in the United Kingdom (UK) and Nordic markets. The ACR investment team invests in companies (and hereby in specific industries and countries) where the companies’ fundamentals are not properly reflected in their share price. This implies that the IQR Fund investment team either believes that the future fundamentals of a business will be greater than the positive fundamentals priced in by the market or alternatively that the IQR investment team believes the fundamentals will be less bad than the negative or poor fundamentals currently priced in by the market.

The below chart highlights that most of the Fund’s holdings fit the pattern of the market pricing in significantly poorer fundamentals than the IQR investment team expects to be realized over the medium to longer term. The cyclically adjusted PE for European companies was greater than 19x (prior section of this letter), the current market PE is closer to 16.7x and the IQR investment team estimates that the IQR portfolio has a normalized PE closer to 10.3x. We do normalize our earnings estimates for the IQR portfolio as it relates to margins, capital structure and end market demand (for instance we estimate that the normalized earnings power of IQR holding Vodafone is higher than currently reported earnings and that IQR holding Plastic Omnium’s normalized earnings power is lower than currently reported earnings). Suffice it to say, the market is less positive on the fundamentals of our companies than it is on the aggregate of the companies in the index and certainly less positive than we are on the fundamentals of this select group of companies.

Coming back to our country exposure, one of the lowest priced stock markets and our largest country weight is the UK. The UK has provided opportunities due to investor neglect of UK securities related to the continuation of the Brexit saga. We acknowledge that Brexit brings uncertainty to the UK market but the specific investments we have made are mostly competitively insulated from poor Brexit outcomes. The Fund’s exposure to the above-mentioned industry groups also highlights a contrarian viewpoint. Insurance companies have been hurt due to the reduction in global interest rates, yet the IQR Fund’s investments in insurance companies are in companies that generate satisfactory earnings from underwriting (vs. a sole reliance on investment returns) and have strong equity investment teams (vs. merely investing in fixed income at ever reduced yields). These companies should do fine in a continued low interest rate environment. The auto industry is undergoing significant change with a shift towards electric and autonomous vehicles, reduced emission standards and the potential of a topping out of global car demand. The prices of the Fund’s investments in the auto parts industry reflect these concerns, yet we believe the specific companies the Fund owns are not significantly impacted by these secular shifts and could instead potentially benefit from them. The industrial machinery industry provides another example. The market appears concerned about oil prices and global industrial demand, yet the Fund’s investments are growing in their non oil and gas related product lines, are improving margins and their respective oil and gas exposure is almost a free option on future profitability improvement if oil demand and/or pricing improves.

The below two charts also highlight that we have not dropped our quality discipline to be 73% invested in a group of companies that we believe is selling for approximately 10.3x normalized earnings or, in our view, is approximately 41% undervalued. The net debt to EBITDA (Earnings Before Interest, Tax, Depreciation and Amortization) statistic is a common metric to highlight how much debt a company holds relative to its cash generating ability. The Fund is in line with the market regarding this statistic. Additionally, we estimate that the tangible return on equity (ROE) for the IQR Fund portfolio is approximately 24%. This is significantly higher than any estimate of their cost of capital and is a very attractive ROE. We continue to believe our portfolio is comprised of high-quality companies with solid balance sheets, excellent profitability levels and favorable competitive positions.

Overall, one cannot protect against capital impairment and outperform the market over a full market cycle if one is not different from the market. We use all the tools in our arsenal to position the Fund for longer term success even if it comes at the cost of lower short-term performance. In this case this means staying disciplined on quality and price, even if it means holding a 27% cash balance today. This also means balancing concentration with diversification by investing in a select group of quality companies that have similar/superior quality metrics as the overall market but at significantly more attractive valuations. We remain excited about the return potential of our current portfolio over a full market cycle and remain ready to deploy the Fund’s 27% cash balance once new opportunities are uncovered or if/when downside market volatility returns.

IV.     2019 Year in Review

The net performance of the Fund’s I Class shares for fiscal year 2019, from November 30, 2018 to November 30, 2019, was 5.2% vs. 11.2% for the Fund’s benchmark, the MSCI All Country World Index Ex-U.S.

This is a disappointing result, but not unusual during the latter stages of a bull market. Approximately 1.9% of the underperformance gap was caused by our cash holdings (cash had a low return vs. the relatively high return of 11.2% for the benchmark), and the remaining 4.1% underperformance gap was caused by fees and security selection. Below we have included the estimated position level returns for each of the 19 positions that comprised the IQR Fund portfolio during fiscal 2019.

The chart below highlights the wide range of individual position returns during 2019 from +47% for our position in Howden Joinery Group Plc to the -44% for our investment in Burford Capital Ltd. The second item that jumps out is that a larger percentage of the portfolio (58% to be exact) underperformed the benchmark than outperformed the benchmark (42%). ACR believes that annual changes in security prices are mostly random and instead we focus on the long-term earnings power of our portfolio companies. Focusing on the long term allows for random price fluctuations to zero out and for market price returns to approximate the growth rates in true earnings power per share (i.e., the basis for fundamental value). Still, we believe it is instructive to discuss the positions that took a step backwards from a price performance perspective in fiscal 2019.

The Fund’s largest detractor was Burford Capital Ltd (Burford) as its share price dropped approximately 44% in fiscal 2019, and the investment cost the Fund approximately 2.4% in relative performance vs. the benchmark. The second largest detractor was Embraer whose share price dropped 24% in fiscal 2019 and cost the Fund approximately 1.7% vs. the benchmark.

Burford was on the receiving end of a short seller attack during fiscal 2019, and its share price subsequently dropped greater than 50%. Burford is in the litigation finance business, which means Burford pays the legal fees for corporate clients that want to initiate a lawsuit, and in exchange Burford gets a share of the ultimate awards if the corporation’s claim proves successful. The litigation finance industry is nascent but has grown strongly in recent years as legal expenses have continued to go up and corporations increasingly do not want to spend their own capital on bringing claims to court. There are numerous requirements to get into the litigation finance business. One needs to have access to a large pool of capital, have strong relationships with law firms and the general counsel office of large corporations to bring enough case volume, and have the financial strength and reputation to be selected as a capital provider. Success is then determined by the knowledge of the litigation finance company’s law team to select the cases that improve the odds of funding winning cases. A litigation finance company loses money if the case it funds loses and therefore staying disciplined to fund the right cases is vital. Additionally, the industry appears to have increased benefits to scale as the large “fixed cost” base of expensive legal employees must be overcome by a sufficiently large pool of capital on which to generate a return. Further, cases are not guaranteed to win and can drag on for many years and therefore it is very important for a litigation finance company to have a diversified portfolio of cases with a diversified range of vintages. Burford is arguably the largest global litigation finance company and hence benefits from reputational awareness, scale in assets to deploy, a skilled workforce and diversification across case type, case vintage and case geography.

The short seller attack on Burford, from our understanding, did not dispute the attractiveness of the litigation finance industry or Burford’s position within it. Instead the short seller report focused on what the short seller perceived as inappropriate treatment of certain investments (i.e., cases), and on the overall accounting treatment by Burford for its cases that could have the effect of inflating the returns of the business. The litigation finance industry is difficult to understand from a business model perspective, and the accounting treatment of the business is more complex still. This complexity provides opportunities for fundamental and research-intensive investment firms like ACR over the longer term but can lead to heightened volatility in the share price in the near term. We believe the market’s reaction to the short seller’s accusations is an example of this.

Our view of the Burford situation is more nuanced than the reaction the market gave. We disagree with several of the short seller’s accusations and believe that Burford did a respectable job of debunking these accusations during an investor call and subsequent publications. We do, however, agree with the short seller’s claim that the company’s accounting treatment inflates the returns of the business. However, this was not new news to us. Burford uses fair value accounting for its cases and while this is technically the appropriate accounting treatment under the International Financial Reporting Standards (IFRS), this accounting treatment does muddy the picture of attempting to understand the underlying profitability of the business. Burford knows this and therefore provides a lot of information for investors that is not required under the IFRS standards to allow investors to make calculations and form their own opinion on the underlying profitability of the business. Our valuation case was, and is, dependent on the incremental information the company provides, not on the IFRS published accounts with which the short seller appears to have taken significant issue. Hence, we can agree with the short seller on certain points and yet come to a different conclusion than the market.

Overall, we continue to hold our investment in Burford and added to our position when the share price dropped after the short seller’s report was made public. Our view remains that Burford’s business is not as great as what its published financials make it out to be, but we knew this before the short seller’s report was made public. Further, our analysis continues to support that the business still generates solid returns on its portfolio of cases, that it has a solid position in its industry and that its industry is growing nicely and should continue to do so in the future. As previously stated, we remain invested but now with a lowered weighted average acquisition price.

Embraer was the Fund’s second largest detractor with a share price drop in fiscal 2019 of approximately 24%. Embraer is the world’s third largest aircraft manufacturer behind Boeing and Airbus. The company is currently undergoing a transformation as it is selling 80% of its commercial aircraft business to Boeing and will subsequently form a joint venture (JV) with Boeing for both its commercial business and for a specific aircraft from its defense business. Embraer’s share price appears to bounce around on news related to the progress of the regulatory approval process to create the JVs and on announcements of Embraer’s quarterly earnings and aircraft orders. Our view of Embraer’s business is longer term in nature. Once the commercial and specific defense aircraft JVs are finalized, Embraer should receive sufficient cash that it should be debt free and be able to distribute approximately $1.3 billion in cash back to shareholders (approximately 40% of Embraer’s market cap at the end of fiscal 2019). At this point, Embraer will own 20% of a commercial JV that should have significantly improved prospects from a cost efficiency, marketing and service perspective. Embraer’s aircrafts specialize in the 70-150 seat category, and this category should still have significant growth opportunities in the years ahead. Embraer will further own 100% of its executive jet business which has faced close to trough industry demand and has recently introduced new aircraft models that appear to be gaining share. Lastly, Embraer will own 100% of its defense business minus the 49% stake in the KC-390 military transport aircraft owned by Boeing in their JV. Our research continues to indicate that once the JV deals are finalized, the Boeing JV cost saves are generated, Embraer’s excess development costs for its recent aircraft introductions are removed and industry demand for its products normalizes the company should be able to generate satisfactory free cash flow per share. We believe the share price performance in fiscal 2019 is short term related, and we remain confident that the longer term prospects for Embraer are significantly better.

V.      Conclusions

Fiscal 2019 was another interesting year from a macro, political, overall market and portfolio perspective. Our research continues to support our defensive stance with 27% of the portfolio in cash. The macro environment appears to be one of tepid future growth with reduced monetary and fiscal wiggle room to combat a further slowdown in global demand or to counter a macro shock. Equity valuation levels are high from an absolute standpoint under “normal” circumstances but potentially further stretched considering the market backdrop. The IQR investment team continues to be very confident in obtaining the Fund’s investment objective through a full market cycle as the investment team has a large toolkit to deploy to realize this objective. In the near term this means having a cash balance to help protect on the downside and take advantage of buying opportunities when they are presented. Further, the Fund is diversified across sector and geographies to mitigate over concentration risk but is sufficiently concentrated in a select group of quality companies at attractive prices. In the near term our unique portfolio of companies can move around within a large range (as seen in the return spread of our portfolio in fiscal 2019), but over the longer term we remain confident that our portfolio is of equivalent or higher quality than the overall market and available at a significantly more attractive valuation level. We will continue to be disciplined in our execution and look towards the future with renewed optimism for solid absolute and relative performance.

Thank you for your continued trust,

The ACR Investment Team

Willem Schilpzand, CFA ®

Portfolio Manager

Appendix: ACR’s Investment Principles

Investment Principles

Intrinsic value and risk is our focus when evaluating investments

Intrinsic (or fundamental) value is the cash generated by an enterprise or asset over its useful life. Intrinsic value is earned in the future as dividends, interest, and principal are paid or as retained earnings are successfully reinvested.

Risk is the likelihood and potential magnitude of a permanent decline in the earning power or asset value of an enterprise, or the payment of a market price at purchase which is higher than intrinsic value. Our objective is to mitigate risk through integrity with our investment principles and investment process excellence.

When buying, we never confuse intrinsic value with market price. Market price is what we pay. Intrinsic value is what we get. Market price may be found quoted daily from news services or ascertained from past transaction records. Intrinsic value is determined by enterprise cash flows.

Market price, it follows, is not a barometer we would use to evaluate corporate performance. Our evaluation of corporate performance is based on items such as income, assets, and return on capital. We view the price of a security simply as a record of what others – well informed or not – were willing to pay for it at various times in the past.

Intrinsic value is such a critical concept because it is the only reference point for what an investment is actually worth, and therefore, whether or not the market price is fair, high, or low. Two facts support this view. First, the theoretical point that an investment is worth the present value of its future cash flows is self-evident and undisputed. Second, new era theories that have driven market prices to speculative levels in the short run have always succumbed to intrinsic value in the long run.

We insist on quality with a margin of safety

The quality of a security is defined by the reliability of the cash flows or assets which comprise its intrinsic value. The quality of an investment is defined by the price paid for the intrinsic value received.

A quantifiable margin of safety is the hallmark of a quality investment. For higher rated fixed income investments, an issuer’s available resources must be significantly greater than the interest and principal due the investor. For lower rated fixed income investments selling below their principal value, the assets backing an issue must be significantly greater than its price. For equity investments, the intrinsic value of a company must be significantly greater than its price. For other types of investments and as a general rule, the probability of achieving a return commensurate with the risk taken must be very high.

We only invest in what we understand

True understanding is built upon high probability statements about security values. It requires a dogged determination to get to the bottom of things and an equally dogged honesty about whether or not we did.

Understanding is also relative. Achieving better-than-average returns requires understanding security values better-than-average. The problem is most investment managers believe they are better-than-average.

Competence and honesty are the keys to assuring that we are not fooling ourselves. Competence means that we are capable of estimating security values and returns for both our portfolios and the markets in which we participate. Honesty means that we are candid about our relative return advantage or lack thereof, and only commit capital when we have an advantage.

Diversification and concentration are balanced with knowledge

Proper diversification is paramount to quality at the portfolio level. Proper diversification is achieved when the overall portfolio return is protected from unexpected adverse results in individual holdings, industries, countries, or other risk factors.

Proper concentration can be risk reducing as well as value enhancing. Concentration refers to making greater commitments to more attractive investments. The greater the difference between intrinsic value and market price, the more robust our knowledge of an investment’s value, and the lower the risk of the investment, the more capital we are willing to concentrate in that investment.

Successfully executed, concentration has three benefits: (a) returns are enhanced by selecting investments with the highest probability of success, (b) risk is reduced by avoiding mediocre and poor commitments, and (c) knowledge is improved by concentrating the analytical effort.

A concentrated portfolio with fewer holdings is desirable when value-to-price, understanding, and quality are high. A low-cost, more widely diversified approach to a market is appropriate when there are no clear advantages in understanding, and therefore, in our ability to evaluate quality or estimate value-to-price.

Communication is essential for intelligent investor decision-making

One of the greatest risks investors face is selling low in a panic. Education and communication can greatly reduce this risk. We explain to investors the difference between intrinsic and market value and openly share the rationale behind our investment decision-making. We believe this significantly reduces the risk of investors selling at market bottoms or buying at market tops.

Communication is also important for evaluating an investment manager’s abilities. Luck, risk, and a bull market can make an incompetent manager look brilliant. Conversely, every brilliant manager will under-perform at some time, and usually this is the best time to invest with them. Investors must look beyond performance to evaluate manager competence. To aid current and prospective investors in this endeavor, we regularly discuss the strategy and holdings behind our performance, and candidly address both our successes and mistakes.

The views in this letter were as of November 30, 2019 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

ACR Multi-Strategy Quality Return (MQR) Fund

FUND PERFORMANCE at November 30, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the HFRI Equity Hedge (Total) Index and the MSCI ACWI Index. The performance graph above is shown for the Fund Class I shares, Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

HFRI Equity Hedge Index consists of Investment Managers who maintain positions both long and short in primarily equity and equity derivative securities.

MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,469 constituents, the index covers approximately 85% of the global investable equity opportunity set.

These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of November 30, 2019	1 Year	3 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	-1.64%	2.71%	2.28%	12/31/14
Class I	-1.44%	2.95%	2.47%	12/31/14
After deducting maximum sales charge
Class A1	-7.26%	0.70%	1.06%	12/31/14
HFRI Equity Hedge (Total) Index	7.16%	5.73%	4.20%	12/31/14
MSCI ACWI Index	14.31%	12.55%	8.39%	12/31/14
[1]	Maximum sales charge for Class A shares is 5.75%.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 955-9552.

ACR Multi-Strategy Quality Return (MQR) Fund

FUND PERFORMANCE at November 30, 2019 (Unaudited) - Continued

Gross and net expense ratios for Class A shares were 1.91% and 1.64%, respectively, and for Class I shares were 1.69% and 1.42%, respectively, which were the amounts stated in the current prospectus dated April 1, 2019. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% and 1.25% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until March 31, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

ACR International Quality Return (IQR) Fund

FUND PERFORMANCE at November 30, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI ACWI ex USA Index. The performance graph above is shown for the Fund Class I shares, Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 1,866 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of November 30, 2019	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	5.00%	1.43%	12/30/16
Class I	5.18%	1.57%	12/30/16
After deducting maximum sales charge
Class A1	-1.03%	-0.61%	12/30/16
MSCI ACWI ex USA Index	11.20%	8.57%	12/30/16
[1]	Maximum sales charge for Class A shares is 5.75%.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 955-9552.

ACR International Quality Return (IQR) Fund

FUND PERFORMANCE at November 30, 2019 (Unaudited) - Continued

Gross and net expense ratios for Class A shares were 2.79% and 1.40%, respectively, and for Class I shares were 2.64% and 1.25%, respectively, which were the amounts stated in the current prospectus dated April 1, 2019. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% and 1.25% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until March 31, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

ACR Multi-Strategy Quality Return (MQR) Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2019

Number of Shares		Value
	COMMON STOCKS — 87.4%
	COMMUNICATIONS — 19.6%
248,562	CenturyLink, Inc.[1]	$3,601,663
139,171	Liberty Global PLC - Class C*[1,2]	2,992,177
117,382	Liberty Latin America Ltd. - Class C*[2]	2,105,833
199,720	Vodafone Group PLC - ADR[1]	3,958,451
		12,658,124

	CONSUMER DISCRETIONARY — 13.8%
95,955	Brembo S.p.A.	1,186,909
88,739	Cie Plastic Omnium S.A.	2,408,175
434,108	Domino's Pizza Group PLC	1,737,442
86,792	General Motors Co.[1]	3,124,512
9,546	Lennar Corp.	450,285
		8,907,323

	CONSUMER STAPLES — 1.2%
275,666	Naked Wines PLC	782,575

	ENERGY — 2.6%
266,831	Comstock Resources, Inc.*	1,694,377

	FINANCIALS — 26.4%
309,004	Barclays PLC - ADR[1]	2,722,325
125,182	Burford Capital Ltd.	1,334,778
30,682	Citigroup, Inc.[1]	2,304,832
2,000	Fairfax Financial Holdings Ltd.	903,426
3,000	Fairfax Financial Holdings Ltd.[1,2]	1,364,452
138,242	Jefferies Financial Group, Inc.[1]	2,889,258
6,300	JPMorgan Chase & Co.[1]	830,088
117,994	Power Corp. of Canada	2,863,906
358,732	Protector Forsikring A.S.A.*[3]	1,882,985
		17,096,050

	INDUSTRIALS — 16.1%
111,951	Embraer S.A. - ADR	1,905,406
668,398	Eurocell PLC[3]	1,789,426
322,420	Howden Joinery Group PLC	2,628,315
34,611	Johnson Controls International PLC[2]	1,482,389
55,796	SPX FLOW, Inc.*[1]	2,644,730
		10,450,266

	MATERIALS — 0.6%
99,468	Resolute Forest Products, Inc.[1]	398,867

ACR Multi-Strategy Quality Return (MQR) Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	REAL ESTATE — 4.8%
28,097	Howard Hughes Corp.*	$3,102,190

	TECHNOLOGY — 2.3%
5,820	Dell Technologies, Inc. - Class C*[1]	282,212
7,800	Microsoft Corp.[1]	1,180,764
		1,462,976
	TOTAL COMMON STOCKS
	(Cost $56,744,760)	56,552,748
	PREFERRED STOCKS — 0.7%
	ENERGY — 0.7%
3,357	Elk Petroleum, Inc. Series A 12.000%, 9/30/2021, 3.000% PIK[3,4,5,6]	487,733
	TOTAL PREFERRED STOCKS
	(Cost $3,357,427)	487,733
	SHORT-TERM INVESTMENTS — 10.7%
6,932,934	Federated Treasury Obligations Fund - Institutional Class, 1.502%[7]	6,932,934
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $6,932,934)	6,932,934

	TOTAL INVESTMENTS — 98.8%
	(Cost $67,035,121)	63,973,415
	Other Assets in Excess of Liabilities — 1.2%	749,972
	TOTAL NET ASSETS — 100.0%	$64,723,387
	SECURITIES SOLD SHORT — (10.3)%
	EXCHANGE-TRADED FUNDS — (10.3)%
(31,415)	iShares Russell 2000 ETF	(5,082,005)
(19,536)	iShares Core S&P Small-Cap ETF	(1,598,240)
	TOTAL EXCHANGE-TRADED FUNDS
	(Proceeds $6,242,707)	(6,680,245)
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $6,242,707)	$(6,680,245)

ADR – American Depository Receipt

ETF – Exchange-Traded Fund

PLC – Public Limited Company

*	Non-income producing security.
[1]	All or a portion of this security is segregated as collateral for securities sold short.
[2]	Foreign security denominated in U.S. Dollars.
[3]	Illiquid Security, represents 6.4% of Net Assets. The total value of these securities is $4,160,144.
[4]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.8% of Net Assets. The aggregate value of this security is $487,733.
[5]	Security in a privately owned company.
[6]	Security in default.
[7]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund

SUMMARY OF INVESTMENTS

As of November 30, 2019

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Financials	26.4%
Communications	19.6%
Industrials	16.1%
Consumer Discretionary	13.8%
Real Estate	4.8%
Energy	2.6%
Technology	2.3%
Consumer Staples	1.2%
Materials	0.6%
Total Common Stocks	87.4%
Preferred Stocks	0.7%
Short-Term Investments	10.7%
Total Investments	98.8%
Other Assets in Excess of Liabilities	1.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

ACR International Quality Return (IQR) Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2019

Number of Shares		Value
	COMMON STOCKS — 72.5%
	BRAZIL — 2.9%
37,126	Embraer S.A. - ADR	$631,885

	CANADA — 5.3%
2,559	Fairfax Financial Holdings Ltd.	1,155,933

	FRANCE — 4.6%
22,204	Cie Plastic Omnium S.A.	602,566
4,984	Danone S.A.	410,098
		1,012,664

	IRELAND — 2.0%
10,245	Johnson Controls International PLC[1]	438,793

	ITALY — 2.7%
47,814	Brembo S.p.A.	591,432

	NORWAY — 9.8%
131,116	Multiconsult A.S.A.[2,3]	887,303
239,569	Protector Forsikring A.S.A.*[3]	1,257,498
		2,144,801

	SWITZERLAND — 3.3%
6,741	Sulzer A.G.	722,326

	UNITED KINGDOM — 33.9%
101,647	Barclays PLC - ADR	895,510
172,171	Domino's Pizza Group PLC	689,085
382,000	Eurocell PLC[3]	1,022,685
123,500	Howden Joinery Group PLC	1,006,752
44,150	Liberty Global PLC - Class C*[1]	949,225
35,100	Liberty Latin America Ltd. - Class C*[1]	629,694
253,630	Naked Wines PLC	720,018
75,830	Vodafone Group PLC - ADR	1,502,950
		7,415,919

	UNITED STATES — 8.0%
74,919	Burford Capital Ltd.	798,839
20,179	SPX FLOW, Inc.*	956,484
		1,755,323
	TOTAL COMMON STOCKS
	(Cost $16,444,092)	15,869,076

ACR International Quality Return (IQR) Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2019

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 27.4%
6,000,481	Federated Treasury Obligations Fund - Institutional Class, 1.502%[4]	$6,000,481
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $6,000,481)	6,000,481

	TOTAL INVESTMENTS — 99.9%
	(Cost $22,444,573)	21,869,557
	Other Assets in Excess of Liabilities — 0.1%	17,387
	TOTAL NET ASSETS — 100.0%	$21,886,944

ADR – American Depository Receipt

PLC – Public Limited Company

*	Non-income producing security.

[1]	Foreign security denominated in U.S. Dollars.

[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $887,303 which represents 4.1% of Net Assets.

[3]	Illiquid Security, represents 14.5% of Net Assets. The total value of these securities is $3,167,486.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

ACR International Quality Return (IQR) Fund

SUMMARY OF INVESTMENTS

As of November 30, 2019

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Industrials	25.9%
Financials	18.8%
Communications	14.1%
Consumer Discretionary	8.6%
Consumer Staples	5.1%
Total Common Stocks	72.5%
Short-Term Investments	27.4%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

As of November 30, 2019

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund
Assets:
Investments, at value (cost $67,035,121 and $22,444,573, respectively)	$63,973,415	$21,869,557
Cash	9	-
Cash deposited with broker for securities sold short	7,499,095	-
Receivables:
Fund shares sold	47	-
Dividends and interest	182,062	59,137
Prepaid expenses	12,647	17,555
Total assets	71,667,275	21,946,249

Liabilities:
Securities sold short, at value (proceeds $6,242,707 and $0, respectively)	6,680,245	-
Payables:
Fund shares redeemed	155,809	-
Advisory fees	30,244	1,712
Shareholder servicing fees (Note 8)	3,592	2,552
Distribution fees (Note 7)	1,290	5
Auditing fees	15,021	15,000
Fund administration fees	14,785	11,464
Trustees' deferred compensation (Note 3)	13,005	12,184
Transfer agent fees and expenses	12,417	3,578
Custody fees	3,506	2,703
Legal fees	2,461	4,724
Chief Compliance Officer fees	1,275	2,294
Trustees' fees and expenses	567	356
Due to broker	-	22
Accrued other expenses	9,671	2,711
Total Liabilities	6,943,888	59,305

Net Assets	$64,723,387	$21,886,944

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$66,793,315	$22,628,180
Total accumulated deficit	(2,069,928)	(741,236)
Net Assets	$64,723,387	$21,886,944

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$6,397,323	$5,209
Shares of beneficial interest issued and outstanding	627,345	512
Redemption price per share	10.20	10.17
Maximum sales charge (5.75% of offering price)*	0.62	0.62
Maximum offering price to public	$10.82	$10.79
Class I Shares:
Net assets applicable to shares outstanding	$58,326,064	$21,881,735
Shares of beneficial interest issued and outstanding	5,681,406	2,147,160
Redemption price per share	$10.27	$10.19

*	On sales of $25,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended November 30, 2019

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund
Investment income:
Dividends (net of foreign withholdings taxes of $51,905 and $18,200, respectively)	$2,179,895	$314,456
Interest	350,392	119,522
Total investment income	2,530,287	433,978

Expenses:
Advisory fees	774,551	199,684
Fund administration fees	136,561	75,054
Dividends on securities sold short	104,031	-
Transfer agent fees and expenses	63,759	27,920
Registration fees	57,867	35,387
Shareholder servicing fees - Class I (Note 8)	46,930	19,239
Shareholder servicing fees - Class A (Note 8)	1,861	-
Legal fees	26,117	21,215
Trustees' fees and expenses	22,834	20,875
Custody fees	18,987	11,382
Distribution fees (Note 7)	17,276	13
Shareholder reporting fees	16,312	3,400
Auditing fees	15,002	15,132
Miscellaneous	8,832	5,007
Chief Compliance Officer fees	8,057	8,845
Insurance fees	4,885	3,120
Fund accounting fees	113	-
Interest expense	-	1
Total expenses	1,323,975	446,274
Advisory fees waived	(289,828)	(196,129)
Fees paid indirectly (Note 3)	(12,041)	(11,238)
Net expenses	1,022,106	238,907
Net investment income	1,508,181	195,071

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	414,657	(357,879)
Securities sold short	3,615	-
Foreign currency transactions	1,116	(936)
Net realized gain (loss)	419,388	(358,815)
Net change in unrealized appreciation/depreciation on:
Investments	(4,937,911)	984,068
Securities sold short	(312,313)	-
Foreign currency translations	10	14
Net change in unrealized appreciation/depreciation	(5,250,214)	984,082
Net increase from reimbursement by affiliate (Note 3)	-	1,272
Net realized and unrealized gain (loss)	(4,830,826)	626,539

Net Increase (Decrease) in Net Assets from Operations	$(3,322,645)	$821,610

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,508,181	$2,093,219
Net realized gain	419,388	3,325,072
Net change in unrealized appreciation/depreciation on investments, securities sold short and foreign currency translations	(5,250,214)	(6,701,851)
Net increase from reimbursement by affiliate (Note 3)	-	3,826
Net decrease in net assets resulting from operations	(3,322,645)	(1,279,734)

Distributions to Shareholders:
Distributions:
Class A	(433,929)	(58,940)
Class I	(5,366,781)	(1,176,647)
Total distributions to shareholders	(5,800,710)	(1,235,587)

Capital Transactions:
Net proceeds from shares sold:
Class A	690,572	3,717,469
Class I	17,877,674	41,032,398
Reinvestment of distributions:
Class A	396,622	54,130
Class I	4,971,785	1,075,402
Cost of shares redeemed:
Class A1	(1,679,610)	(706,773)
Class I2	(62,806,048)	(23,055,855)
Net increase (decrease) in net assets from capital transactions	(40,549,005)	22,116,771

Total increase (decrease) in net assets	(49,672,360)	19,601,450

Net Assets:
Beginning of period	114,395,747	94,794,297
End of period	$64,723,387	$114,395,747
Capital Share Transactions:
Shares sold:
Class A	68,101	323,697
Class I	1,745,404	3,559,862
Shares reinvested:
Class A	41,401	4,790
Class I	516,281	94,833
Shares redeemed:
Class A	(170,370)	(61,808)
Class I	(6,182,136)	(2,009,119)
Net increase (decrease) in capital share transactions	(3,981,319)	1,912,255

[1]	Net redemption fee proceeds of $72 and $289, respectively.

[2]	Net redemption fee proceeds of $4,107 and $8,768, respectively.

See accompanying Notes to Financial Statements.

ACR International Quality Return (IQR) Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$195,071	$126,070
Net realized gain (loss)	(358,815)	176,608
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	984,082	(2,021,454)
Net increase from reimbursement by affiliate (Note 3)	1,272	1,010
Net increase (decrease) in net assets resulting from operations	821,610	(1,717,766)

Distributions to Shareholders:
Distributions:
Class A	(78)	(42)
Class I	(306,175)	(136,011)
Total distributions to shareholders	(306,253)	(136,053)

Capital Transactions:
Net proceeds from shares sold:
Class I	5,366,748	6,738,823
Reinvestment of distributions:
Class A	78	41
Class I	306,175	136,012
Cost of shares redeemed:
Class I1	(2,881,544)	(762,562)
Net increase in net assets from capital transactions	2,791,457	6,112,314

Total increase in net assets	3,306,814	4,258,495

Net Assets:
Beginning of period	18,580,130	14,321,635
End of period	$21,886,944	$18,580,130
Capital Share Transactions:
Shares sold:
Class I	542,247	623,717
Shares reinvested:
Class A	9	4
Class I	33,683	12,629
Shares redeemed:
Class I	(312,361)	(73,782)
Net increase in capital share transactions	263,578	562,568

[1]	Net redemption fee proceeds of $1,200 and $162, respectively.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,				For the Period December 31, 2014* through November 30, 2015
	2019	2018	2017	2016
Net asset value, beginning of period	$11.05	$11.26	$10.31	$9.84	$10.00
Income from Investment Operations:
Net investment income (loss) [1]	0.18	0.19	(0.01)	(0.02)	(0.06)
Net realized and unrealized gain (loss)	(0.40)	(0.26)	1.12	0.49	(0.10)
Net increase from reimbursement by affiliates (Note 3)	-	- [2,3]	-	-	-
Total from investment operations	(0.22)	(0.07)	1.11	0.47	(0.16)

Less Distributions:
From net investment income	(0.24)	-	-	-	-
From net realized gain	(0.39)	(0.14)	(0.16)	- [2]	-
Total distributions	(0.63)	(0.14)	(0.16)	- [2]	-

Redemption Fee Proceeds[1]	- [2]	- [2]	- [2]	- [2]	-
Net asset value, end of period	$10.20	$11.05	$11.26	$10.31	$9.84

Total return[4]	(1.64)%	(0.68)%	10.90%	4.79%	(1.60)%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,397	$7,607	$4,748	$2,333	$445

Ratios of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived, expenses absorbed and fees paid indirectly	1.90%[6]	1.89%[6]	2.07%[6]	2.25%[6]	3.58%[6,7]
After fees waived, expenses absorbed and fees paid indirectly	1.51%[6]	1.62%[6]	1.66%[6]	1.61%[6]	1.43%[6,7]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived, expenses absorbed and fees paid indirectly	1.37%	1.43%	(0.49)%	(0.85)%	(2.78)%[7]
After fees waived, expenses absorbed and fees paid indirectly	1.76%	1.70%	(0.08)%	(0.21)%	(0.63)%[7]

Portfolio turnover rate	18%	48%	33%	14%	5%[5]

*	Commencement of operations.

[1]	Based on average daily shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Reimbursement had no impact to the Fund's performance (Note 3).

[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[5]	Not annualized.

[6]	If dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.13% for the year ended November 30, 2019. For the prior periods ended November 30, 2018, 2017, 2016 and 2015, the ratios would have been lowered by 0.24%, 0.29%, 0.24% and 0.06%, respectively.

[7]	Annualized.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,				For the Period December 31, 2014* through November 30, 2015
	2019	2018	2017	2016
Net asset value, beginning of period	$11.12	$11.32	$10.33	$9.85	$10.00
Income from Investment Operations:
Net investment income (loss) [1]	0.20	0.22	0.01	- [2]	(0.04)
Net realized and unrealized gain (loss)	(0.40)	(0.27)	1.14	0.48	(0.11)
Net increase from reimbursement by affiliates (Note 3)	-	- [2,3]	-	-	-
Total from investment operations	(0.20)	(0.05)	1.15	0.48	(0.15)

Less Distributions:
From net investment income	(0.26)	(0.01)	-	-	-
From net realized gain	(0.39)	(0.14)	(0.16)	- [2]	-
Total distributions	(0.65)	(0.15)	(0.16)	- [2]	-

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]
Net asset value, end of period	$10.27	$11.12	$11.32	$10.33	$9.85

Total return[4]	(1.44)%	(0.50)%	11.27%	4.89%	(1.50)%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$58,326	$106,789	$90,046	$49,574	$17,769

Ratios of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived, expenses absorbed and fees paid indirectly	1.69%[6]	1.67%[6]	1.86%[6]	2.05%[6]	3.36%[6,7]
After fees waived, expenses absorbed and fees paid indirectly	1.30%[6]	1.40%[6]	1.45%[6]	1.41%[6]	1.21%[6,7]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived, expenses absorbed and fees paid indirectly	1.58%	1.65%	(0.28)%	(0.65)%	(2.56)%[7]
After fees waived, expenses absorbed and fees paid indirectly	1.97%	1.92%	0.13%	(0.01)%	(0.41)%[7]

Portfolio turnover rate	18%	48%	33%	14%	5%[5]

*	Commencement of operations.

[1]	Based on average daily shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Reimbursement had no impact to the Fund's performance (Note 3).

[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[5]	Not annualized.

[6]	If dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.13% for the year ended November 30, 2019. For the prior periods ended November 30, 2018, 2017, 2016 and 2015, the ratios would have been lowered by 0.24%, 0.29%, 0.24% and 0.06%, respectively.

[7]	Annualized.

See accompanying Notes to Financial Statements.

ACR International Quality Return (IQR) Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,		For the Period December 30, 2016* through November 30, 2017
	2019	2018
Net asset value, beginning of period	$9.85	$10.82	$10.00
Income from Investment Operations:
Net investment income[1]	0.08	0.06	0.01
Net realized and unrealized gain (loss)	0.40	(0.95)	0.81
Net increase from reimbursement by affiliates (Note 3)	- [2,3]	- [2,3]	-
Total from investment operations	0.48	(0.89)	0.82

Less Distributions:
From net investment income	(0.06)	(0.01)	-
From net realized gain	(0.10)	(0.07)	-
Total distributions	(0.16)	(0.08)	-
Net asset value, end of period	$10.17	$9.85	$10.82

Total return[4]	5.00%	(8.27)%	8.20%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5	$5	$6

Ratio of expenses to average net assets (including interest expense):
Before fees waived, expenses absorbed and fees paid indirectly	2.39%	2.74%	4.22%[6]
After fees waived, expenses absorbed and fees paid indirectly	1.35%	1.35%	1.35%[6]
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived, expenses absorbed and fees paid indirectly	(0.22)%	(0.84)%	(2.79)%[6]
After fees waived, expenses absorbed and fees paid indirectly	0.82%	0.55%	0.08%[6]

Portfolio turnover rate	32%	52%	9%[5]

*	Commencement of operations.

[1]	Based on average daily shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Reimbursement had no impact to the Fund's performance (Note 3).

[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[5]	Not annualized.

[6]	Annualized.

See accompanying Notes to Financial Statements.

ACR International Quality Return (IQR) Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,		For the Period December 30, 2016* through November 30, 2017
	2019	2018
Net asset value, beginning of period	$9.86	$10.84	$10.00
Income from Investment Operations:
Net investment income[1]	0.10	0.08	0.02
Net realized and unrealized gain (loss)	0.40	(0.96)	0.82
Net increase from reimbursement by affiliates (Note 3)	- [2,3]	- [2,3]	-
Total from investment operations	0.50	(0.88)	0.84

Less Distributions:
From net investment income	(0.07)	(0.03)	-
From net realized gain	(0.10)	(0.07)	-
Total distributions	(0.17)	(0.10)	-

Redemption fee proceeds[1]	- [2]	- [2]	- [2]
Net asset value, end of period	$10.19	$9.86	$10.84

Total return[4]	5.18%	(8.20)%	8.40%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$21,882	$18,575	$14,316

Ratio of expenses to average net assets (including interest expense):
Before fees waived, expenses absorbed and fees paid indirectly	2.24%	2.59%	4.06%[6]
After fees waived, expenses absorbed and fees paid indirectly	1.20%	1.20%	1.19%[6]
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived, expenses absorbed and fees paid indirectly	(0.07)%	(0.69)%	(2.62)%[6]
After fees waived, expenses absorbed and fees paid indirectly	0.97%	0.70%	0.25%[6]

Portfolio turnover rate	32%	52%	9%[5]

*	Commencement of operations.

[1]	Based on average daily shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Reimbursement had no impact to the Fund's performance (Note 3).

[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[5]	Not annualized.

[6]	Annualized.

See accompanying Notes to Financial Statements.

ACR Funds

NOTES TO FINANCIAL STATEMENTS
November 30, 2019

Note 1 – Organization

ACR Multi-Strategy Quality Return (MQR) Fund and ACR International Quality Return (IQR) Fund (each a “Fund” and collectively the ‘‘Funds’’) are organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The ACR Multi-Strategy Quality Return (MQR) Fund seeks to preserve capital from permanent loss during periods of economic decline, and to provide above average absolute and relative returns in the long run. The Fund commenced investment operations on December 31, 2014, with two classes of shares, Class A and Class I.

The ACR International Quality Return (IQR) Fund seeks to protect capital from permanent impairment while providing a return above both the Fund’s cost of capital and above the Fund’s benchmark over a full market cycle. The Fund commenced investment operations on December 30, 2016, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Options are valued at the mean between the last available bid and asked prices used. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2019

(b) Short Sales

Short sales are transactions under which the Funds sell a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(c) Options

The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(d) Short-Term Investments

The ACR International Quality Return (IQR) Fund invests a significant amount (27.4% as of November 30, 2019) in the Federated Treasury Obligations Fund (“TOIXX”). TOIXX invests exclusively in a portfolio of short-term U.S. Treasury securities, as well as repurchase agreements collateralized fully by U.S. Treasury securities. Each Fund may also hold cash.

TOIXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per July 31, 2019 Annual report of Federated Treasury Obligations Fund was 0.18%.

(e) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2019

While not significant to the total portfolio, the ACR Multi-Strategy Quality Return (MQR) Fund holds preferred equity instruments in its investment portfolio that contain payment-in-kind (“PIK”) interest. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. These non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though the Fund may not have collected the PIK interest in cash. The Fund will stop accruing PIK interest and will write off any accrued and uncollected interest when it is determined that such PIK interest is no longer collectible.

(f) Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of November 30, 2019 and during the prior three tax years, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2019

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

(h) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with ACR Alpine Capital Research, LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor. The annual rates are listed by Fund in the table below. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses (as determined in accordance with Form N-1A), dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each fund. This agreement is in effect until March 31, 2020 for the Funds, and it may be terminated before that date only by the Trust’s Board of Trustees. The table below contains the expense cap by Fund and by Class.

	Investment Advisory Fees	Total Limit on Annual Operating Expenses Class A Shares†	Total Limit on Annual Operating Expenses Class I Shares†
ACR Multi-Strategy Quality Return (MQR) Fund	1.00%	1.40%	1.25%
ACR International Quality Return (IQR) Fund	1.00%	1.40%	1.25%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

For the year ended November 30, 2019, the Advisor waived a portion of its fees and absorbed other expenses totaling $289,828 for the ACR Multi-Strategy Quality Return (MQR) Fund and $196,129 for the ACR International Quality Return (IQR) Fund, respectively. Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At November 30, 2019, the amount of these potentially recoverable expenses was $867,457 and $700,779, respectively. The Advisor may recapture all or a portion of this amount no later than November 30 of the years stated below:

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2019

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund
2020	$282,256	$262,396
2021	295,373	242,254
2022	289,828	196,129
Total	$867,457	$700,779

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended November 30, 2019, are reported on the Statements of Operations.

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended November 30, 2019, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations. A portion of the fees were paid by the Trust's Co-Administrators. Such amount is shown as a reduction of expenses, “Fees paid indirectly”, on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended November 30, 2019, are reported on the Statements of Operations.

During the year ended November 30, 2019, the Advisor reimbursed the ACR International Quality Return (IQR) Fund $1,272 for errors during processing. In addition, during the year ended November 30, 2018, the Advisor reimbursed the ACR Multi-Strategy Quality Return (MQR) Fund and the ACR International Quality Return (IQR) Fund $3,826 and $1,010, respectively, for errors during processing. These amounts are reported on the Funds’ Statements of Operations and Statements of Changes in Net Assets under the caption “Reimbursement by affiliate.” These reimbursements had no impact on the Fund’s performance.

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2019

Note 4 – Federal Income Taxes

At November 30, 2019, the cost of securities and the proceeds from securities sold short, on a tax basis and gross unrealized appreciation and depreciation of investments and securities sold short for federal income tax purposes were as follows:

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund
Cost of investments	$60,971,822	$22,700,636

Gross unrealized appreciation	$5,332,349	$1,373,162
Gross unrealized depreciation	(9,011,001)	(2,204,241)

Net unrealized depreciation on investments and securities sold short	$(3,678,652)	$(831,079)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2019, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (accumulated deficit) as follows:

	Increase (Decrease)
Fund	Paid-in Capital	Total Distributable Earnings (Accumulated Deficit)
ACR Multi-Strategy Quality Return (MQR) Fund	$701	$(701)
ACR International Quality Return (IQR) Fund	542	(542)

As of November 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund
Undistributed ordinary income	$1,244,630	$205,005
Undistributed long-term capital gains	377,066	-
Accumulated earnings	1,621,696	205,005

Accumulated capital and other losses	-	(102,899)
Unrealized depreciation on investments and securities sold short	(3,678,652)	(831,079)
Unrealized appreciation (depreciation) on foreign currency translations	33	(79)
Unrealized deferred compensation	(13,005)	(12,184)
Total accumulated deficit	$(2,069,928)	$(741,236)

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2019

At November 30, 2019, the Funds had non-expiring capital loss carryforwards as follows:

	Not Subject to Expiration:
Fund	Short-Term	Long-Term
ACR Multi-Strategy Quality Return (MQR) Fund	$-	$-
ACR International Quality Return (IQR) Fund	574	102,325

The tax character of distributions paid during the periods ended November 30, 2019 and November 30, 2018, respectively, was as follows:

	ACR Multi-Strategy Quality Return (MQR) Fund		ACR International Quality Return (IQR) Fund
Distribution paid from:	2019	2018	2019	2018
Ordinary income	$3,146,471	$76,703	$123,214	$136,053
Net long-term capital gains	2,654,239	1,158,884	183,039	-
Total taxable distributions	$5,800,710	$1,235,587	$306,253	$136,053

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended November 30, 2019 and the year ended November 30, 2018, respectively, the ACR Multi-Strategy Quality Return (MQR) Fund received $4,179 and $9,057 in redemption fees, and the ACR International Quality Return (IQR) Fund received $1,200 and $162 in redemption fees.

Note 6 – Investment Transactions

For the year ended November 30, 2019, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales	Proceeds from Securities Sold Short	Cover Short Securities
ACR Multi-Strategy Quality Return (MQR) Fund	$13,440,708	$43,071,243	$-	$2,106,749
ACR International Quality Return (IQR) Fund	7,701,749	4,628,443	-	-

Note 7 – Distribution Plan

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of its shares. With respect to Class A shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. Class I shares do not pay any distribution fees.

For the year ended November 30, 2019, distribution fees incurred are disclosed on the Statements of Operations.

Note 8 – Shareholder Servicing Plan

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.05% of average daily net assets of Class A shares and 0.15% of average daily net assets of Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2019

For the year ended November 30, 2019, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 9 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2019, in valuing the Funds’ assets carried at fair value:

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2019

ACR Multi-Strategy Return (MQR) Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stock
Communications	$12,658,124	$-	$-	$12,658,124
Consumer Discretionary	3,574,797	5,332,526	-	8,907,323
Consumer Staples	782,575	-	-	782,575
Energy	1,694,377	-	-	1,694,377
Financials	15,761,272	1,334,778	-	17,096,050
Industrials	7,821,951	2,628,315	-	10,450,266
Materials	398,867	-	-	398,867
Real Estate	3,102,190	-	-	3,102,190
Technology	1,462,976	-	-	1,462,976
Preferred Stocks	-	-	487,733	487,733
Short-Term Investments	6,932,934	-	-	6,932,934
Total Assets	$54,190,063	$9,295,619	$487,733	$63,973,415

Liabilities
Securities Sold Short
Exchange-Traded Funds	6,680,245	-	-	6,680,245
Total Liabilities	$6,680,245	$-	$-	$6,680,245

ACR International Quality Return (IQR) Fund	Level 1	Level 2	Level 3*	Total
Assets
Common Stock
Brazil	$631,885	$-	$-	$631,885
Canada	1,155,933	-	-	1,155,933
France	-	1,012,664	-	1,012,664
Ireland	438,793	-	-	438,793
Italy	-	591,432	-	591,432
Norway	2,144,801	-	-	2,144,801
Switzerland	-	722,326	-	722,326
United Kingdom	5,720,082	1,695,837	-	7,415,919
United States	956,484	798,839	-	1,755,323
Short-Term Investments	6,000,481	-	-	6,000,481
Total Assets	$17,048,459	$4,821,098	$-	$21,869,557

*	The Fund did not hold any Level 3 securities at period end.

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2019

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

ACR Multi-Strategy Quality Return (MQR) Fund
Beginning balance November 30, 2018	$3,119,095
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total realized gain/(loss)	-
Change in unrealized appreciation/(depreciation)	(2,915,789)
Net purchases	-
Payment-in-Kind (PIK) Interest	284,427
Net sales	-
Balance as of November 30, 2019	$487,733

The Level 3 investments as of November 30, 2019, which represented less than 1% of net assets for the ACR Multi-Strategy Quality Return (MQR) Fund, did not warrant a disclosure of significant unobservable valuation inputs.

Note 11 – New Accounting Pronouncement

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Funds have adopted ASU 2018-13 with these financial statements.

Note 12 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

The Funds each declared the payment of distributions to be paid, on December 16, 2019, to shareholders of record on December 13, 2019 as follows:

		Short Term Capital Gain	Long Term Capital Gain	Income
ACR Multi-Strategy Quality Return (MQR) Fund	Class A Shares	None	$0.06575	$0.19890
ACR Multi-Strategy Quality Return (MQR) Fund	Class I Shares	None	0.06575	0.22060
ACR International Quality Return (IQR) Fund	Class A Shares	None	None	0.06220
ACR International Quality Return (IQR) Fund	Class I Shares	None	None	0.09540

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the ACR Funds and

the Board of Trustees of

Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of ACR Multi-Strategy Quality Return (MQR) Fund and ACR International Quality Return (IQR) Fund (the “Funds”), each a series of Investment Managers Series Trust II, including the schedules of investments, as of November 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and with respect to ACR Multi-Strategy Quality Return (MQR) Fund the financial highlights for each of the four years in the period then ended and for the period December 31, 2014 (commencement of operations) to November 30, 2015, and with respect to ACR International Quality Return (IQR) Fund the financial highlights for each of the two years in period then ended and for the period December 30, 2016 (commencement of operations) to November 30, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, broker, and counter party. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2020

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation

For the year ended November 30, 2019, the Multi-Strategy Quality Return (MQR) and International Quality Return (IQR) Funds designate $2,654,239 and $183,039, respectively, as a 20% rate gain distribution for purposes of the dividends paid deduction.

Qualified Dividend Income

For the year ended November 30, 2019, 100% and 100%, respectively, of dividends to be paid from net investment income, including short-term capital gains (if any), for the Multi-Strategy Quality Return (MQR) Fund and the International Quality Return (IQR) Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended November 30, 2019, 79.92% of the dividends paid from net investment income, including short-term capital gains, (if any), for the Multi-Strategy Quality Return (MQR) Fund, is designated as dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (855) 955-9552. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	2	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007 – 2008).	2	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	2	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios); General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	2	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios); Investment Managers Series Trust, a registered investment company (includes 57 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016).	2	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios); Investment Managers Series Trust, a registered investment company (includes 57 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present); and Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	2	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios); Cliffwater Corporate Lending Fund, a registered investment company; GAI Corbin Multi Strategy Fund, a closed-end investment company; GAI Agility Income Fund, a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013	Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 - 2010); Vice President – Compliance, Morgan Stanley Investment Management (2000 – 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on October 30, 2019, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and ACR Alpine Capital Research, LLC (the “Investment Advisor”) with respect to the ACR Multi-Strategy Quality Return (MQR) Fund (the “MQR Fund”) and the ACR International Quality Return (IQR) Fund (the “IQR Fund” and together with the MQR Fund, the “Funds”) series of the Trust for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each a “Fund Universe”) for various periods ended July 31, 2019; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

●	The MQR Fund’s annualized total return for the three-year period was lower than the Peer Group and Tactical Allocation Fund Universe median returns, the HFRI Equity Hedge (Total) Index return, and the MSCI All Country World Index return by 1.96%, 2.84%, 3.25%, and 8.02%, respectively. The Fund’s total return for the one-year period was lower than the Peer Group median return by 6.70%, the HFRI Index return by 8.33%, the Fund Universe median return by 9.96%, and the MSCI Index return by 11.63%. In 2017, the Fund received a five-star rating from Morningstar. The Board considered the Investment Advisor’s belief that the Fund’s underperformance relative to the Peer Group over the one- and three-year periods was due significantly to the Fund’s relatively low net long position and the underperformance of companies in the oil and gas and automotive industries, and in the telecommunications sector. The Board also noted the Investment Advisor’s belief that the Fund is well positioned to protect capital from speculative loss and generate satisfactory absolute returns in excess of its cost of capital and relative returns in excess of its benchmark over a full market cycle.

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

●	The IQR Fund’s total return for the one-year period was higher than the Peer Group median return, but lower than the Foreign Large Blend Fund Universe median return and the MSCI All Country World Ex-USA Index return by 1.97% and 4.19%, respectively. The Board considered that the Fund had been operating for a relatively short period, and that performance over longer periods would be more meaningful.

The Board considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

●	The MQR Fund’s annual investment advisory fee (gross of fee waivers) was higher than both the Peer Group and Tactical Allocation Fund Universe medians by 0.25%. The Trustees noted, however, that the Fund’s fee was not in the top quartile of funds in the Peer Group. The Trustees also considered the Investment Advisor’s representation that the Fund’s fees are commensurate with the anticipated incentive-based fees earned by the Investment Advisor from a private fund it manages using similar strategies as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to private funds. The Trustees also noted that the Fund’s advisory fee was the same as that of the other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were the same as the Peer Group median but higher than the Fund Universe median by 0.15%.

●	The IQR Fund’s annual investment advisory fee (gross of fee waivers) was higher than the Peer Group and Foreign Large Blend Fund Universe medians by 0.055% and 0.25%, respectively. The Trustees noted, however, that the Fund’s fee was not in the top quartile of funds in the Peer Group. The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees also noted that the Fund’s advisory fee was the same as that of the other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group median and Fund Universe median by 0.06% and 0.33%, respectively. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were significantly lower than the average net assets of corresponding classes of funds in the Peer Group and Fund Universe, and that certain of those other funds also had significant assets in other classes.

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Funds.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended July 31, 2019, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain of the operating expenses for the IQR Fund, had waived a portion of its advisory fee for the MQR Fund, and had not realized a profit with respect to the IQR Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the MQR Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds, other than the receipt of its investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Board noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Funds’ assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement with respect to each Fund.

ACR Funds

EXPENSE EXAMPLES

For the Six Months Ended November 30, 2019 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ACR Multi-Strategy Quality Return (MQR) Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/19	11/30/19	6/1/19 – 11/30/19
Class A	Actual Performance	$1,000.00	$1,080.50	$7.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.45	7.68
Class I	Actual Performance	1,000.00	1,082.20	6.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.46	6.67

*	Expenses are equal to the Fund’s annualized expense ratios of 1.52% and 1.32% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 for Class A shares and Class I shares. The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.

ACR Funds

EXPENSE EXAMPLES – Continued

For the Six Months Ended November 30, 2019 (Unaudited)

ACR International Quality Return (IQR) Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/19	11/30/19	6/1/19 – 11/30/19
Class A	Actual Performance	$1,000.00	$1,023.10	$6.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.18	6.95
Class I	Actual Performance	1,000.00	1,024.10	6.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	6.04

*	Expenses are equal to the Fund’s annualized expense ratios of 1.35% and 1.20% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 for Class A shares and Class I shares. The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.

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ACR Funds

Each a series of Investment Managers Series Trust II

Investment Advisor

ACR Alpine Capital Research, LLC

8000 Maryland Avenue, Suite 700

Saint Louis, Missouri 63105

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
ACR Multi-Strategy Quality Return (MQR) Fund – Class A	MQRAX	46141T 703
ACR Multi-Strategy Quality Return (MQR) Fund – Class I	MQRIX	46141T 802
ACR International Quality Return (IQR) Fund – Class A	IQRAX	46141T 661
ACR International Quality Return (IQR) Fund – Class I	IQRIX	46141T 653

Privacy Principles of the ACR Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the ACR Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (855) 955-9552 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds at (855) 955-9552 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (855) 955-9552. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (855) 955-9552.

ACR Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (855) 955-9552

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-955-9552.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2019	FYE 11/30/2018
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2019	FYE 11/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2019	FYE 11/30/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(c)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	02/07/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	02/07/2020

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	02/07/2020